SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

October 26, 2004

$561,440,000 (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

CLASSES A1, A2, M1, M2, M3, M4, M5 and M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE9

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	225,100,000	Senior / FLT	AAA/Aaa	2.23	Jan 2005	Mar 2011
A2 (3)	231,650,000	Senior / FLT	AAA/Aaa	2.34	Jan 2005	Mar 2011
M1 (3)	46,980,000	Mezzanine / FLT	AA/Aa2	4.64	June 2008	Mar 2011
M2 (3)	30,160,000	Mezzanine / FLT	A/A2	4.48	Mar 2008	Mar 2011
M3 (3)	7,250,000	Mezzanine / FLT	A-/A3	4.44	Mar 2008	Mar 2011
M4 (3)	8,700,000	Mezzanine / FLT	BBB+/Baa1	4.42	Feb 2008	Mar 2011
M5 (3)	5,800,000	Mezzanine / FLT	BBB/Baa2	4.42	Feb 2008	Mar 2011
M6 (3)	5,800,000	Mezzanine / FLT	BBB-/Baa3	4.41	Jan 2008	Mar 2011
Total	561,440,000

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
M7 (3)	5,800,000	Mezzanine / FLT	BB+/Ba1	4.38	Jan 2008	Mar 2011

(1)          Standard & Poor’s and Moody’s.

(2)          To 10% optional clean-up call at the Pricing Speed.

(3)         The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A1 and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Summary of Terms

Cut-off Date:	December 1, 2004
Expected Pricing:	On or about October [27], 2004
Mortgage Originator:	WMC Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about December 6, 2004 (the “Closing Date")
Servicer:	Saxon Mortgage Services, Inc.
Trustee:	U.S. Bank National Association
Class A1 Certificate Insurer:	Financial Security Assurance Inc. (“FSA”)
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	[TBD]
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on January 25, 2005.
Interest Accrual:

Interest on the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Class A Certificate Guaranty Insurance Policy:

The Class A1 Certificates will have the benefit of the certificate guaranty insurance policy.  The Class A2 Certificates may have the benefit of the certificate guaranty insurance policy.  The insurance policy will, in general, guarantee accrued and unpaid interest on the Class A1 Certificates and if insured, on the Class A2 Certificates, on each distribution date and the principal amount then owing on the Class A1 Certificates and if insured, on the Class A2 Certificates, on the final distribution date in [December 2034].  The Class A Certificate Guaranty Insurance Policy will not provide credit enhancement for any class of certificates other than the Class A1 Certificates and if insured, the Class A2 Certificates.

Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1 and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P and “Aa2” from Moody’s, that the Class M2 Certificates receive a rating of “A” from S&P and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A- from S&P and “A3” from Moody's, that the Class M4 Certificates receive a rating of "BBB+" from S&P and "Baa1" from Moody's, that the Class M5 Certificates receive a rating of "BBB" from S&P and “Baa2” from Moody’s, that the Class M6 Certificates receive a rating of "BBB-" from S&P and "Baa3" from Moody's and that the Class M7 Certificates receive a rating of "BB+" from S&P and “Ba1” from Moody’s.]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state and federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originator will make representations and warranties to the Trust.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Pricing Speed:

Fixed Rate:      115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining                                    at 20% CPR thereafter.)

ARM:               100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining                                      at 28% CPR until month 24, remaining at 55% CPR from                                      month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:   Class A1 Certificates

Group II Certificates:  Class A2 Certificates

Class A Certificates:   Class A1 and Class A2 Certificates

Class M Certificates:   Class M1, Class M2, Class M3, Class M4, Class M5, Class                             M6 and Class M7 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee, Trustee Fee, Class A1 Certificate Insurer Fee and Cap Fees ) will generally be allocated in the following priority:

1.       Pari-Passu to the Class A1 and Class A2 Certificates current interest plus    unpaid interest shortfalls, if any.

2.       To FSA, any reimbursement for amounts paid under the under the Class A      Certificate Guaranty Insurance Policy, together with interest thereon at the    rate set forth in the pooling and servicing agreement.

3.       To the Class M1 Certificates current interest.

4.       To the Class M2 Certificates current interest.

5.       To the Class M3 Certificates current interest.

6.       To the Class M4 Certificates current interest.

7.       To the Class M5 Certificates current interest.

8.       To the Class M6 Certificates current interest.

9.       To the Class M7 Certificates current interest.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.    Pay the Class A Certificates to zero. The Class A1 Certificates will be paid the Group I Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be the Group II Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.    To FSA, any reimbursement for amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not paid above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.    Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1     Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates will be paid the Group I Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

1.   To FSA, any reimbursement for amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not paid above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

2.    Pay the Class M1 Certificates to their targeted enhancement level.

3.    Pay the Class M2 Certificates to their targeted enhancement level.

4.    Pay the Class M3 Certificates to their targeted enhancement level.

5.    Pay the Class M4 Certificates to their targeted enhancement level.

6.    Pay the Class M5 Certificates to their targeted enhancement level.

7.    Pay the Class M6 Certificates to their targeted enhancement level.

8.    Pay the Class M7 Certificates to their targeted enhancement level.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.    To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.    To the Certificates to build the Overcollateralization Amount to the target level.

3.    To FSA, any reimbursement amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not otherwise paid pursuant to “-Interest Distributions” and “-Principal Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed.

4.    Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order.

5.    Reimbursement for prepayment interest shortfalls and relief act interest shortfalls, first pro rata to the Class A1 and Class A2 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and Class M7 Certificates, in that order.

6.   Carry Forward Amount first pro rata to the Class A1 and Class A2 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and the Class M7 Certificates, in that order, subject to weighted average pass through rates on the Certificates.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the sum of the Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the sum of the Servicing Fee rate.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less (expressed as a percentage of their group's respective outstanding collateral balance) the related Cap Fee rate, and with respect to the Group I Available Funds Cap, and if the Class A2 Certificates are insured, the Group II Available Funds Cap, the Insurer Fee rate.

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.20%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.40%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor:  0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [January 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [42.50%].

Credit Enhancement:

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1 and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will increase by 1.5x.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates, Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 11 through 13.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make, with respect to each Cap Contract, monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the related strike rate beginning with the Distribution Date in [February] 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the related ceiling rate.  The Group I Certificates Cap Contract will terminate after the Distribution Date in [September 2008], the Group II Certificates Cap Contract will terminate after the Distribution Date in [April 2008] and the Class M Certificates Cap Contract will terminate after the Distribution Date in [April 2008].

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
January 2008 – December 2008	3.00% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
January 2009 – December 2009	4.75% for the first month, plus an additional 1/12th of 1.25% for each month thereafter.
January 2010 – December 2010	6.00% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
January 2011 and thereafter	6.75%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	24	102,040,853	7.82	10.00
2	222,819,841	6.31	10.00	25	92,582,750	7.64	10.00
3	220,011,061	6.63	10.00	26	83,729,613	7.63	10.00
4	216,676,877	6.32	10.00	27	75,546,732	8.24	10.00
5	212,823,403	6.40	10.00	28	70,983,787	7.65	10.00
6	208,459,634	6.32	10.00	29	66,576,450	8.56	10.00
7	203,597,613	6.40	10.00	30	62,319,445	8.33	10.00
8	198,252,376	6.32	10.00	31	58,207,470	8.55	10.00
9	192,441,934	6.32	10.00	32	54,235,518	8.33	10.00
10	186,189,834	6.41	10.00	33	50,398,751	8.32	10.00
11	179,538,543	6.32	10.00	34	46,692,504	8.57	10.00
12	173,066,053	6.41	10.00	35	43,112,273	9.11	10.00
13	166,767,563	6.32	10.00	36	39,654,534	9.37	10.00
14	160,638,396	6.32	10.00	37	36,314,211	9.09	10.00
15	154,674,003	6.65	10.00	38	36,314,211	9.09	10.00
16	148,869,957	6.33	10.00	39	36,314,211	9.66	10.00
17	143,221,949	6.41	10.00	40	36,314,211	9.10	10.00
18	137,725,788	6.33	10.00	41	36,314,211	10.00	10.00
19	132,377,393	6.42	10.00	42	36,314,211	9.77	10.00
20	127,172,794	6.33	10.00	43	36,314,211	10.00	10.00
21	122,108,128	6.33	10.00	44	36,314,211	9.75	10.00
22	117,151,745	6.50	10.00	45	36,314,211	9.74	10.00
23	112,127,506	7.65	10.00

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	127,837,763	6.87	9.50
2	229,332,105	6.82	9.50	22	122,853,804	7.05	9.50
3	226,484,974	7.31	9.50	23	117,626,737	8.11	9.50
4	223,111,876	6.83	9.50	24	108,039,970	8.33	9.50
5	219,218,993	6.96	9.50	25	99,027,674	8.12	9.50
6	214,815,275	6.83	9.50	26	90,553,678	8.12	9.50
7	209,912,668	6.97	9.50	27	82,807,090	8.91	9.50
8	204,526,049	6.83	9.50	28	78,215,313	8.15	9.50
9	198,673,203	6.83	9.50	29	73,773,683	8.99	9.50
10	192,374,780	6.97	9.50	30	69,477,493	8.73	9.50
11	185,696,662	6.84	9.50	31	65,321,516	8.99	9.50
12	179,193,923	6.98	9.50	32	61,301,054	8.73	9.50
13	172,861,942	6.85	9.50	33	57,411,564	8.73	9.50
14	166,696,220	6.85	9.50	34	53,648,662	9.07	9.50
15	160,692,378	7.34	9.50	35	50,008,637	9.37	9.50
16	154,846,152	6.85	9.50	36	46,486,857	9.50	9.50
17	149,153,392	6.99	9.50	37	43,079,352	9.36	9.50
18	143,610,055	6.86	9.50	38	43,079,352	9.36	9.50
19	138,212,209	7.00	9.50	39	43,079,352	9.50	9.50
20	132,956,021	6.87	9.50	40	43,079,352	9.38	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	110,490,000	6.55	9.50
2	110,490,000	6.52	9.50	22	110,490,000	6.73	9.50
3	110,490,000	6.94	9.50	23	110,490,000	7.83	9.50
4	110,490,000	6.53	9.50	24	110,490,000	8.03	9.50
5	110,490,000	6.64	9.50	25	110,490,000	7.83	9.50
6	110,490,000	6.53	9.50	26	110,490,000	7.83	9.50
7	110,490,000	6.64	9.50	27	110,490,000	8.54	9.50
8	110,490,000	6.53	9.50	28	110,490,000	7.85	9.50
9	110,490,000	6.53	9.50	29	110,490,000	8.73	9.50
10	110,490,000	6.65	9.50	30	110,490,000	8.48	9.50
11	110,490,000	6.54	9.50	31	110,490,000	8.73	9.50
12	110,490,000	6.65	9.50	32	110,490,000	8.48	9.50
13	110,490,000	6.54	9.50	33	110,490,000	8.48	9.50
14	110,490,000	6.54	9.50	34	110,490,000	8.78	9.50
15	110,490,000	6.97	9.50	35	110,490,000	9.19	9.50
16	110,490,000	6.55	9.50	36	110,490,000	9.48	9.50
17	110,490,000	6.66	9.50	37	110,490,000	9.18	9.50
18	110,490,000	6.55	9.50	38	108,096,740	9.17	9.50
19	110,490,000	6.67	9.50	39	102,066,520	9.50	9.50
20	110,490,000	6.55	9.50	40	96,236,018	9.19	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.03	4.40	2.72	2.23	1.39	1.25	1.13
Mod Durn	14.91	4.06	2.59	2.15	1.36	1.23	1.12
Principal Window	1 - 342	1 - 157	1 - 94	1 - 75	1 - 32	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	17.62	4.71	2.90	2.34	1.44	1.28	1.16
Mod Durn	13.99	4.31	2.75	2.25	1.41	1.26	1.15
Principal Window	1 - 342	1 - 157	1 - 94	1 - 75	1 - 33	1 - 27	1 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.97	8.70	5.29	4.64	4.03	3.32	2.93
Mod Durn	18.71	7.68	4.90	4.36	3.83	3.18	2.83
Principal Window	257 - 342	51 - 157	39 - 94	42 - 75	33 - 49	27 - 40	25 - 35

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.97	8.70	5.26	4.48	3.79	3.10	2.72
Mod Durn	17.51	7.46	4.79	4.15	3.56	2.95	2.60
Principal Window	257 - 342	51 - 157	38 - 94	39 - 75	40 - 49	33 - 40	29 - 35

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.97	8.70	5.25	4.44	3.53	2.89	2.55
Mod Durn	17.11	7.39	4.75	4.09	3.31	2.74	2.44
Principal Window	257 - 342	51 - 157	37 - 94	39 - 75	39 - 49	32 - 40	28 - 35

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Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.97	8.70	5.24	4.42	3.44	2.83	2.51
Mod Durn	16.15	7.21	4.67	4.02	3.20	2.66	2.37
Principal Window	257 - 342	51 - 157	37 - 94	38 - 75	37 - 49	30 - 40	27 - 35

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.97	8.70	5.24	4.42	3.39	2.78	2.48
Mod Durn	15.97	7.17	4.65	4.00	3.15	2.61	2.35
Principal Window	257 - 342	51 - 157	37 - 94	38 - 75	36 - 49	30 - 40	27 - 35

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.97	8.70	5.24	4.41	3.35	2.74	2.44
Mod Durn	14.29	6.83	4.50	3.89	3.05	2.53	2.27
Principal Window	257 - 342	51 - 157	37 - 94	37 - 75	36 - 49	29 - 40	26 - 35

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.96	8.68	5.23	4.38	3.29	2.72	2.42
Mod Durn	14.29	6.82	4.49	3.86	3.00	2.51	2.26
Principal Window	257 - 342	51 - 157	37 - 94	37 - 75	35 - 49	29 - 40	26 - 35

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Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.11	4.62	2.86	2.36	1.39	1.25	1.13
Mod Durn	14.96	4.21	2.71	2.26	1.36	1.23	1.12
Principal Window	1 - 358	1 - 276	1 - 184	1 - 151	1 - 32	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	17.63	5.04	3.20	2.59	1.44	1.28	1.16
Mod Durn	14.00	4.53	2.99	2.45	1.41	1.26	1.15
Principal Window	1 - 353	1 - 298	1 - 204	1 - 176	1 - 33	1 - 27	1 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.10	9.40	5.88	5.11	5.63	4.67	4.04
Mod Durn	18.77	8.14	5.36	4.74	5.20	4.37	3.82
Principal Window	257 - 357	51 - 264	39 - 178	42 - 146	33 - 126	27 - 105	25 - 90

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.09	9.32	5.78	4.90	4.07	3.34	2.91
Mod Durn	17.57	7.85	5.18	4.48	3.80	3.15	2.77
Principal Window	257 - 355	51 - 240	38 - 165	39 - 130	40 - 88	33 - 73	29 - 62

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.09	9.23	5.71	4.81	3.77	3.09	2.72
Mod Durn	17.15	7.72	5.09	4.37	3.52	2.92	2.58
Principal Window	257 - 353	51 - 213	37 - 142	39 - 113	39 - 75	32 - 62	28 - 53

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Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.08	9.15	5.64	4.74	3.65	3.00	2.65
Mod Durn	16.19	7.47	4.95	4.26	3.38	2.81	2.50
Principal Window	257 - 352	51 - 204	37 - 135	38 - 107	37 - 71	30 - 59	27 - 50

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.06	9.05	5.56	4.67	3.55	2.92	2.59
Mod Durn	16.00	7.37	4.88	4.20	3.29	2.73	2.44
Principal Window	257 - 350	51 - 189	37 - 124	38 - 99	36 - 65	30 - 53	27 - 46

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.04	8.99	5.46	4.59	3.45	2.84	2.51
Mod Durn	14.31	6.98	4.65	4.01	3.13	2.61	2.33
Principal Window	257 - 349	51 - 178	37 - 115	37 - 92	36 - 60	29 - 49	26 - 42

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.98	8.77	5.28	4.43	3.31	2.74	2.44
Mod Durn	14.30	6.86	4.53	3.90	3.02	2.53	2.27
Principal Window	257 - 345	51 - 173	37 - 104	37 - 83	35 - 54	29 - 44	26 - 38

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Jan-05	2.57	2.57	39	25-Mar-08	5.26	4.54
2	25-Feb-05	4.10	3.91	40	25-Apr-08	5.10	4.06
3	25-Mar-05	4.35	4.08	41	25-May-08	5.24	4.40
4	25-Apr-05	4.10	3.65	42	25-Jun-08	5.17	4.48
5	25-May-05	4.18	3.71	43	25-Jul-08	5.26	4.43
6	25-Jun-05	4.10	3.63	44	25-Aug-08	5.18	4.18
7	25-Jul-05	4.18	3.56	45	25-Sep-08	5.18	4.37
8	25-Aug-05	4.09	3.43	46	25-Oct-08	5.29	4.25
9	25-Sep-05	4.09	3.41	47	25-Nov-08	5.21	4.32
10	25-Oct-05	4.18	3.34	48	25-Dec-08	5.30	4.49
11	25-Nov-05	4.09	3.18	49	25-Jan-09	5.21	4.22
12	25-Dec-05	4.17	3.42	50	25-Feb-09	5.21	4.24
13	25-Jan-06	4.08	3.09	51	25-Mar-09	5.48	4.71
14	25-Feb-06	4.08	3.06	52	25-Apr-09	5.21	4.00
15	25-Mar-06	4.33	3.35	53	25-May-09	5.30	4.40
16	25-Apr-06	4.08	2.79	54	25-Jun-09	5.22	4.12
17	25-May-06	4.16	2.97	55	25-Jul-09	5.30	4.41
18	25-Jun-06	4.07	2.81	56	25-Aug-09	5.22	4.15
19	25-Jul-06	4.15	2.81	57	25-Sep-09	5.22	4.12
20	25-Aug-06	4.06	2.67	58	25-Oct-09	5.31	4.10
21	25-Sep-06	4.06	2.52	59	25-Nov-09	5.26	4.22
22	25-Oct-06	4.18	2.70	60	25-Dec-09	5.35	4.40
23	25-Nov-06	5.15	3.84	61	25-Jan-10	5.26	4.11
24	25-Dec-06	5.22	3.85	62	25-Feb-10	5.26	4.14
25	25-Jan-07	5.13	3.79	63	25-Mar-10	5.52	4.64
26	25-Feb-07	5.11	3.68	64	25-Apr-10	5.26	3.89
27	25-Mar-07	5.36	4.06	65	25-May-10	5.35	4.30
28	25-Apr-07	5.09	3.45	66	25-Jun-10	5.26	4.01
29	25-May-07	5.19	4.28	67	25-Jul-10	5.35	4.33
30	25-Jun-07	5.09	4.12	68	25-Aug-10	5.26	4.06
31	25-Jul-07	5.17	4.15	69	25-Sep-10	5.26	4.03
32	25-Aug-07	5.07	4.01	70	25-Oct-10	5.35	4.00
33	25-Sep-07	5.06	3.97	71	25-Nov-10	5.26	4.03
34	25-Oct-07	5.16	3.97	72	25-Dec-10	5.35	4.23
35	25-Nov-07	5.09	4.27	73	25-Jan-11	5.27	3.95
36	25-Dec-07	5.17	4.63	74	25-Feb-11	5.28	4.00
37	25-Jan-08	5.06	4.26	75	25-Mar-11	5.55	4.54
38	25-Feb-08	5.03	4.21	76	25-Apr-11	--	3.78

(1)    Assumes the pricing speed.

(2)    Calculated as (a) interest collections on the collateral (net of the Servicing Fee, Master Servicing Fee, Trustee Fee, Class A1 Certificate Insurer Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	NA	39	25-Mar-08	10.00
2	25-Feb-05	10.00	40	25-Apr-08	10.00
3	25-Mar-05	10.00	41	25-May-08	10.10
4	25-Apr-05	10.00	42	25-Jun-08	10.00
5	25-May-05	10.00	43	25-Jul-08	10.08
6	25-Jun-05	10.00	44	25-Aug-08	10.00
7	25-Jul-05	10.00	45	25-Sep-08	10.00
8	25-Aug-05	10.00	46	25-Oct-08	10.08
9	25-Sep-05	10.00	47	25-Nov-08	10.41
10	25-Oct-05	10.00	48	25-Dec-08	10.74
11	25-Nov-05	10.00	49	25-Jan-09	10.38
12	25-Dec-05	10.00	50	25-Feb-09	10.37
13	25-Jan-06	10.00	51	25-Mar-09	11.47
14	25-Feb-06	10.01	52	25-Apr-09	10.34
15	25-Mar-06	10.00	53	25-May-09	11.23
16	25-Apr-06	10.00	54	25-Jun-09	10.86
17	25-May-06	10.00	55	25-Jul-09	11.20
18	25-Jun-06	10.00	56	25-Aug-09	10.83
19	25-Jul-06	10.00	57	25-Sep-09	10.82
20	25-Aug-06	10.00	58	25-Oct-09	11.17
21	25-Sep-06	10.00	59	25-Nov-09	10.88
22	25-Oct-06	10.00	60	25-Dec-09	11.23
23	25-Nov-06	10.00	61	25-Jan-10	10.85
24	25-Dec-06	10.00	62	25-Feb-10	10.84
25	25-Jan-07	10.00	63	25-Mar-10	11.98
26	25-Feb-07	10.00	64	25-Apr-10	10.81
27	25-Mar-07	10.00	65	25-May-10	11.17
28	25-Apr-07	10.00	66	25-Jun-10	10.80
29	25-May-07	10.00	67	25-Jul-10	11.14
30	25-Jun-07	10.00	68	25-Aug-10	10.77
31	25-Jul-07	10.00	69	25-Sep-10	10.75
32	25-Aug-07	10.00	70	25-Oct-10	11.10
33	25-Sep-07	10.00	71	25-Nov-10	10.74
34	25-Oct-07	10.00	72	25-Dec-10	11.08
35	25-Nov-07	10.00	73	25-Jan-11	10.71
36	25-Dec-07	10.00	74	25-Feb-11	10.69
37	25-Jan-08	10.01	75	25-Mar-11	11.82
38	25-Feb-08	10.00	76	25-Apr-11	10.66

(1)    Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	NA	39	25-Mar-08	9.99
2	25-Feb-05	9.50	40	25-Apr-08	9.50
3	25-Mar-05	9.50	41	25-May-08	10.30
4	25-Apr-05	9.50	42	25-Jun-08	9.96
5	25-May-05	9.50	43	25-Jul-08	10.28
6	25-Jun-05	9.50	44	25-Aug-08	9.94
7	25-Jul-05	9.50	45	25-Sep-08	9.93
8	25-Aug-05	9.50	46	25-Oct-08	10.30
9	25-Sep-05	9.50	47	25-Nov-08	10.42
10	25-Oct-05	9.50	48	25-Dec-08	10.76
11	25-Nov-05	9.50	49	25-Jan-09	10.40
12	25-Dec-05	9.50	50	25-Feb-09	10.39
13	25-Jan-06	9.50	51	25-Mar-09	11.50
14	25-Feb-06	9.50	52	25-Apr-09	10.41
15	25-Mar-06	9.50	53	25-May-09	11.11
16	25-Apr-06	9.50	54	25-Jun-09	10.74
17	25-May-06	9.50	55	25-Jul-09	11.08
18	25-Jun-06	9.50	56	25-Aug-09	10.71
19	25-Jul-06	9.50	57	25-Sep-09	10.70
20	25-Aug-06	9.50	58	25-Oct-09	11.08
21	25-Sep-06	9.50	59	25-Nov-09	10.78
22	25-Oct-06	9.50	60	25-Dec-09	11.13
23	25-Nov-06	9.50	61	25-Jan-10	10.76
24	25-Dec-06	9.50	62	25-Feb-10	10.74
25	25-Jan-07	9.50	63	25-Mar-10	11.88
26	25-Feb-07	9.50	64	25-Apr-10	10.72
27	25-Mar-07	9.50	65	25-May-10	11.08
28	25-Apr-07	9.50	66	25-Jun-10	10.71
29	25-May-07	9.50	67	25-Jul-10	11.06
30	25-Jun-07	9.50	68	25-Aug-10	10.69
31	25-Jul-07	9.50	69	25-Sep-10	10.67
32	25-Aug-07	9.50	70	25-Oct-10	11.02
33	25-Sep-07	9.50	71	25-Nov-10	10.66
34	25-Oct-07	9.50	72	25-Dec-10	11.00
35	25-Nov-07	9.50	73	25-Jan-11	10.63
36	25-Dec-07	9.67	74	25-Feb-11	10.62
37	25-Jan-08	9.50	75	25-Mar-11	11.74
38	25-Feb-08	9.50	76	25-Apr-11	10.60

(1)    Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	NA	39	25-Mar-08	9.79
2	25-Feb-05	9.50	40	25-Apr-08	9.50
3	25-Mar-05	9.50	41	25-May-08	10.20
4	25-Apr-05	9.50	42	25-Jun-08	9.86
5	25-May-05	9.50	43	25-Jul-08	10.18
6	25-Jun-05	9.50	44	25-Aug-08	9.84
7	25-Jul-05	9.50	45	25-Sep-08	9.83
8	25-Aug-05	9.50	46	25-Oct-08	10.19
9	25-Sep-05	9.50	47	25-Nov-08	10.42
10	25-Oct-05	9.50	48	25-Dec-08	10.75
11	25-Nov-05	9.49	49	25-Jan-09	10.39
12	25-Dec-05	9.50	50	25-Feb-09	10.38
13	25-Jan-06	9.50	51	25-Mar-09	11.48
14	25-Feb-06	9.50	52	25-Apr-09	10.38
15	25-Mar-06	9.50	53	25-May-09	11.17
16	25-Apr-06	9.50	54	25-Jun-09	10.80
17	25-May-06	9.50	55	25-Jul-09	11.14
18	25-Jun-06	9.50	56	25-Aug-09	10.77
19	25-Jul-06	9.50	57	25-Sep-09	10.76
20	25-Aug-06	9.50	58	25-Oct-09	11.12
21	25-Sep-06	9.50	59	25-Nov-09	10.83
22	25-Oct-06	9.50	60	25-Dec-09	11.18
23	25-Nov-06	9.50	61	25-Jan-10	10.80
24	25-Dec-06	9.50	62	25-Feb-10	10.79
25	25-Jan-07	9.50	63	25-Mar-10	11.93
26	25-Feb-07	9.50	64	25-Apr-10	10.77
27	25-Mar-07	9.50	65	25-May-10	11.13
28	25-Apr-07	9.50	66	25-Jun-10	10.76
29	25-May-07	9.50	67	25-Jul-10	11.10
30	25-Jun-07	9.50	68	25-Aug-10	10.73
31	25-Jul-07	9.50	69	25-Sep-10	10.71
32	25-Aug-07	9.50	70	25-Oct-10	11.06
33	25-Sep-07	9.50	71	25-Nov-10	10.70
34	25-Oct-07	9.50	72	25-Dec-10	11.04
35	25-Nov-07	9.50	73	25-Jan-11	10.67
36	25-Dec-07	9.50	74	25-Feb-11	10.66
37	25-Jan-08	9.50	75	25-Mar-11	11.78
38	25-Feb-08	9.50	76	25-Apr-11	10.63

(1)    Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

         (1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

                                               100% PPC for Adjustable Rate Mortgages,

         (2) 40% loss severity,

         (3) 12 month lag from default to loss, and

         (4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	24.4	19.05%	21.9	17.73%
Class M2	16.7	14.62%	14.3	13.02%
Class M3	15.0	13.49%	12.7	11.88%
Class M4	13.1	12.16%	10.8	10.44%
Class M5	11.8	11.20%	9.6	9.48%
Class M6	10.6	10.27%	8.5	8.56%
Class M7	9.6	9.47%	7.7	7.87%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through August 2004.  The final pool will be approximately $580,000,000 (+/-10%).

ABSC 2004-HE9

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming Summary)	Group II (Non-Conforming Summary)

Current Balance	$610,210,724.30	$488,207,991.07	$122,002,733.23	$300,784,278.21	$309,426,446.09
Number of Loans	3,222	2,005	1,217	1,534	1,688
Average Current Balance	$189,388.80	$243,495.26	$100,248.75	$196,078.41	$183,309.51
Interest Only Loans	17.88%	22.35%	0.00%	14.75%	20.92%
Fixed Rate Loans	19.99%	0.00%	100.00%	14.42%	25.41%
Adjustable Rate Loans	80.01%	100.00%	0.00%	85.58%	74.59%
W.A. Coupon	7.245%	6.947%	8.437%	6.984%	7.499%
W.A. Margin	6.152%	6.152%	0.000%	6.139%	6.166%
W.A. Original LTV	82.46%	81.46%	86.46%	80.74%	84.13%
W.A. Original Term	343	360	276	358	328
W.A. Remaining Term	341	358	274	356	326
W.A. FICO	636	633	648	631	641
Owner Occupied	93.57%	93.22%	94.99%	93.68%	93.47%
First Lien Percentage	91.53%	100.00%	57.65%	100.00%	83.30%
Second Lien Percentage	8.47%	0.00%	42.35%	0.00%	16.70%
Top 5 States	CA(53.60%) NY(5.71%) FL(3.92%) MD(3.86%) TX(3.81%)	CA(54.50%) NY(5.09%) IL(4.07%) MD(4.03%) FL(3.75%)	CA(50.01%) NY(8.20%) TX(5.13%) FL(4.61%) NJ(4.47%)	CA(44.54%) NY(6.08%) NJ(5.32%) IL(5.06%) FL(4.87%)	CA(62.41%) NY(5.35%) TX(3.74%) MD(3.03%) FL(3.01%)
Conforming by Balance	60.17%	60.19%	60.09%	100.00%	21.46%
Non-Conforming by Balance	39.83%	39.81%	39.91%	0.00%	78.54%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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Three sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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ABSC SERIES 2004-HE9

TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	86	$1,778,488.00	0.29%	638	99.43%	11.028%	99.04%
25,001 - 50,000	348	13,297,266.00	2.18	646	95.71	10.301	93.74
50,001 - 75,000	348	21,756,195.00	3.56	645	93.23	9.571	95.34
75,001 - 100,000	311	27,457,917.00	4.50	641	88.36	8.632	94.21
100,001 - 125,000	273	30,934,574.00	5.07	633	84.93	7.999	92.64
125,001 - 150,000	229	31,679,777.00	5.19	625	82.41	7.565	95.58
150,001 - 175,000	193	31,409,882.00	5.15	622	81.38	7.316	90.63
175,001 - 200,000	206	38,834,462.00	6.36	626	80.04	7.024	95.58
200,001 - 250,000	327	73,413,886.00	12.03	631	80.37	6.922	94.33
250,001 - 300,000	268	73,550,384.00	12.05	629	80.44	6.967	95.49
300,001 - 400,000	350	121,066,481.00	19.84	644	82.15	6.822	93.51
400,001 - 500,000	174	77,562,619.00	12.71	644	81.56	6.843	93.13
500,001 - 600,000	61	33,327,536.00	5.46	640	81.49	6.682	93.53
600,001 - 700,000	32	20,963,110.00	3.43	634	82.15	6.855	87.12
700,001 or Greater	16	13,252,500.00	2.17	642	74.63	6.523	85.64
Total:	3,222	$610,285,077.00	100.00%	636	82.46%	7.245%	93.57%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	86	$1,778,470.69	0.29%	638	99.43%	11.028%	99.04%
25,001 - 50,000	348	13,295,662.20	2.18	646	95.71	10.301	93.74
50,001 - 75,000	348	21,753,887.43	3.56	645	93.23	9.571	95.34
75,001 - 100,000	311	27,454,685.32	4.50	641	88.36	8.632	94.21
100,001 - 125,000	274	31,054,535.91	5.09	633	84.88	7.997	92.67
125,001 - 150,000	228	31,546,862.92	5.17	625	82.45	7.565	95.56
150,001 - 175,000	193	31,404,285.88	5.15	622	81.38	7.316	90.63
175,001 - 200,000	206	38,830,229.82	6.36	626	80.04	7.024	95.58
200,001 - 250,000	327	73,406,597.60	12.03	631	80.37	6.922	94.33
250,001 - 300,000	268	73,542,982.48	12.05	629	80.44	6.967	95.49
300,001 - 400,000	350	121,050,167.11	19.84	644	82.15	6.822	93.51
400,001 - 500,000	174	77,555,691.12	12.71	644	81.56	6.843	93.13
500,001 - 600,000	61	33,325,369.91	5.46	640	81.49	6.682	93.53
600,001 - 700,000	32	20,960,934.41	3.44	634	82.15	6.855	87.12
700,001 or Greater	16	13,250,361.50	2.17	642	74.63	6.523	85.64
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	6	$871,100.77	0.14%	500	76.15%	8.461%	100.00%
501 - 525	116	22,324,822.10	3.66	515	76.41	8.253	97.33
526 - 550	141	27,062,396.06	4.43	537	77.26	7.925	95.01
551 - 575	233	50,235,635.07	8.23	564	80.90	7.456	97.24
576 - 600	386	72,978,591.02	11.96	589	81.35	7.353	94.94
601 - 625	471	86,146,700.46	14.12	613	82.25	7.174	96.50
626 - 650	560	100,796,083.19	16.52	638	83.51	7.286	94.55
651 - 675	527	95,999,114.34	15.73	663	83.96	7.151	92.53
676 - 700	308	62,284,451.18	10.21	686	83.78	6.956	91.64
701 - 725	236	47,071,716.12	7.71	711	83.85	6.804	85.47
726 - 750	124	21,298,954.81	3.49	736	84.30	6.912	90.99
751 - 775	86	16,586,559.18	2.72	762	83.27	7.088	88.64
776 - 800	24	6,259,100.00	1.03	785	83.41	7.118	89.34
801 - 825	4	295,500.00	0.05	803	83.00	6.911	100.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average: 636

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 – 180	888	$56,618,665.66	9.28%	664	97.14%	10.023%	97.19%
181 - 240	6	400,033.15	0.07	622	85.88	8.535	100.00
241 - 300	3	553,376.02	0.09	686	76.81	6.970	100.00
301 - 360	2,325	552,638,649.47	90.57	633	80.95	6.960	93.19
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average: 343

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	888	$56,618,665.66	9.28%	664	97.14%	10.023%	97.19%
181 - 348	9	953,409.17	0.16	659	80.62	7.627	100.00
349 - 360	2,325	552,638,649.47	90.57	633	80.95	6.960	93.19
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average: 343

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Detached	2,361	$439,150,758.08	71.97%	633	82.20%	7.239%	95.06%
PUD SF Detached	298	64,823,132.20	10.62	633	83.58	7.328	90.96
Condominium	314	55,930,046.92	9.17	651	83.98	7.084	89.31
Duplex	106	24,538,903.55	4.02	644	82.56	7.398	91.81
PUD Project Attached	82	12,751,206.37	2.09	652	83.38	7.498	93.00
Triplex	20	5,078,215.00	0.83	650	74.98	7.262	69.57
Single family 4 unit	13	4,685,573.00	0.77	656	81.17	7.211	73.78
Manufactured Housing	28	3,252,889.18	0.53	646	77.42	7.026	100.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	3,035	$570,991,888.00	93.57%	634	82.41%	7.232%	100.00%
Investment	116	23,039,898.54	3.78	650	82.01	7.508	0.00
Second Home	71	16,178,937.76	2.65	677	84.56	7.344	0.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	1,751	$290,519,667.81	47.61%	663	84.49%	7.308%	92.69%
Cash Out	1,092	240,909,913.20	39.48	613	80.65	7.216	93.39
Rate/Term	379	78,781,143.29	12.91	609	80.50	7.102	97.39
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	41	$6,560,290.35	1.08%	601	40.57%	6.750%	91.98%
50.001 - 60.000	62	12,785,775.75	2.10	594	55.80	7.182	91.13
60.001 - 70.000	142	33,422,979.51	5.48	590	67.17	7.033	93.87
70.001 - 80.000	1,343	326,447,738.05	53.50	648	79.17	6.731	95.19
80.001 - 90.000	560	125,784,099.54	20.61	611	87.38	7.254	89.59
90.001 - 100.000	1,074	105,209,841.10	17.24	651	97.49	8.935	93.61
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average by Original Balance: 82.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,397	$327,090,084.79	53.60%	644	81.49%	6.982%	94.32%
New York	139	34,850,169.32	5.71	632	82.11	7.239	94.54
Florida	170	23,949,680.47	3.92	634	83.60	7.531	87.15
Maryland	142	23,555,005.98	3.86	623	84.12	7.544	97.92
Texas	198	23,264,082.97	3.81	638	83.82	7.830	91.33
New Jersey	107	23,004,238.79	3.77	623	81.28	7.067	87.84
Illinois	134	22,163,792.65	3.63	626	85.59	7.553	98.04
Virginia	114	19,127,540.76	3.13	628	83.47	7.553	96.83
Other	821	113,206,128.57	18.55	623	83.95	7.688	91.77
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Number of States Represented: 46 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Documentation	1,522	$267,522,469.69	43.84%	621	83.03%	7.131%	95.02%
Streamlined-Stated (PITI Verified)	871	146,354,032.44	23.98	678	84.22	7.601	96.54
Stated Documentation	382	96,583,570.47	15.83	623	76.87	7.099	90.55
Limited Documentation	232	51,301,332.94	8.41	624	83.55	7.217	86.75
Lite Documentation	120	25,557,188.69	4.19	634	82.94	7.145	95.31
Full Alternative Documentation	95	22,892,130.07	3.75	628	85.07	7.097	83.80
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	10	$2,898,732.00	0.48%	706	78.43%	4.985%	100.00%
5.001 - 5.500	65	19,720,715.26	3.23	689	80.80	5.405	99.50
5.501 - 6.000	250	69,296,900.49	11.36	662	79.30	5.874	94.93
6.001 - 6.500	411	113,248,533.93	18.56	649	79.51	6.362	95.21
6.501 - 7.000	562	141,439,221.29	23.18	639	80.28	6.831	94.62
7.001 - 7.500	360	78,314,552.89	12.83	625	80.27	7.305	91.20
7.501 - 8.000	324	68,222,557.44	11.18	607	83.58	7.794	89.35
8.001 - 8.500	217	34,752,826.02	5.70	602	85.37	8.308	91.33
8.501 - 9.000	205	27,146,159.38	4.45	596	88.21	8.809	91.18
9.001 - 9.500	115	11,547,844.35	1.89	608	89.33	9.383	87.50
9.501 - 10.000	205	15,094,305.30	2.47	654	95.69	9.885	98.21
10.001 - 10.500	140	9,074,130.10	1.49	645	98.49	10.427	99.02
10.501 - 11.000	183	11,409,973.92	1.87	651	99.00	10.863	95.25
11.001 - 11.500	32	1,468,700.00	0.24	628	93.80	11.358	82.30
11.501 - 12.000	44	2,148,800.16	0.35	639	98.97	11.930	100.00
12.001 - 12.500	28	1,306,193.43	0.21	634	99.23	12.250	100.00
12.501 - 13.000	70	3,093,016.94	0.51	640	99.75	12.869	87.11
13.001 - 13.500	1	27,561.40	0.00	596	100.00	13.125	100.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average: 7.245%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,217	$122,002,733.23	19.99%	648	86.46%	8.437%	94.99%
10.001 - 10.500	1	345,600.00	0.06	635	80.00	7.500	100.00
11.001 - 11.500	10	2,898,732.00	0.48	706	78.43	4.985	100.00
11.501 - 12.000	66	19,785,360.91	3.24	688	80.82	5.411	99.50
12.001 - 12.500	228	63,924,404.01	10.48	661	79.65	5.872	94.50
12.501 - 13.000	351	98,703,878.81	16.18	648	80.03	6.366	94.90
13.001 - 13.500	448	116,042,353.71	19.02	640	81.16	6.832	95.12
13.501 - 14.000	309	68,769,867.97	11.27	626	80.94	7.301	91.76
14.001 - 14.500	276	60,798,562.27	9.96	605	84.22	7.789	89.03
14.501 - 15.000	144	27,237,221.02	4.46	589	84.06	8.304	90.14
15.001 - 15.500	106	19,503,958.67	3.20	576	86.30	8.795	88.41
15.501 - 16.000	39	6,474,947.86	1.06	561	83.71	9.304	81.30
16.001 - 16.500	15	2,413,118.84	0.40	529	80.17	9.797	98.02
16.501 - 17.000	9	902,605.00	0.15	558	89.08	10.323	100.00
17.001 - 17.500	2	147,380.00	0.02	563	79.49	10.665	100.00
17.501 - 18.000	1	260,000.00	0.04	538	65.00	11.375	0.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average: 13.444%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,217	$122,002,733.23	19.99%	648	86.46%	8.437%	94.99%
0.501 - 1.000	2	439,200.00	0.07	689	80.00	6.324	100.00
4.001 - 4.500	7	2,242,400.00	0.37	693	77.97	5.595	100.00
4.501 - 5.000	145	39,395,171.85	6.46	659	79.99	6.259	98.82
5.001 - 5.500	291	80,549,793.09	13.20	642	78.80	6.363	96.34
5.501 - 6.000	455	116,918,397.96	19.16	652	80.35	6.641	93.35
6.001 - 6.500	425	106,371,874.92	17.43	625	81.26	6.969	94.75
6.501 - 7.000	327	75,091,177.25	12.31	618	83.42	7.397	91.10
7.001 - 7.500	162	33,875,960.75	5.55	614	84.64	7.785	86.52
7.501 - 8.000	161	29,822,903.57	4.89	597	86.87	8.357	83.26
8.001 - 8.500	12	1,517,308.66	0.25	564	90.71	8.947	96.92
8.501 - 9.000	12	1,444,398.02	0.24	593	78.49	8.500	97.20
9.001 - 9.500	3	302,180.00	0.05	576	87.57	8.898	100.00
9.501 - 10.000	3	237,225.00	0.04	555	90.38	10.334	100.00
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%
Weighted Average: 6.152%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,217	$122,002,733.23	19.99%	648	86.46%	8.437%	94.99%
2005-02	2	410,796.73	0.07	587	84.42	7.355	52.66
2005-03	2	467,678.46	0.08	695	89.18	7.073	16.36
2005-04	1	176,400.00	0.03	622	80.00	6.625	100.00
2006-04	1	139,507.82	0.02	616	100.00	8.750	100.00
2006-05	3	504,987.07	0.08	611	79.91	7.162	100.00
2006-06	2	566,537.08	0.09	603	90.95	7.955	100.00
2006-07	18	5,176,963.90	0.85	633	83.68	6.902	97.02
2006-08	84	20,560,023.89	3.37	609	83.00	7.215	83.89
2006-09	465	105,188,521.78	17.24	624	82.39	7.099	93.69
2006-10	1,281	319,181,140.00	52.31	638	80.98	6.898	93.48
2006-11	2	824,000.00	0.14	619	80.00	6.882	100.00
2007-06	2	313,312.58	0.05	582	94.27	8.438	100.00
2007-07	4	587,249.77	0.10	627	88.45	7.648	100.00
2007-08	3	617,003.86	0.10	576	87.75	7.894	100.00
2007-09	20	4,734,004.98	0.78	613	83.28	7.185	90.37
2007-10	51	11,239,767.00	1.84	613	80.72	6.892	95.97
2009-07	2	461,913.50	0.08	607	84.29	7.061	100.00
2009-08	3	675,728.47	0.11	644	82.94	6.312	100.00
2009-09	14	3,499,955.18	0.57	626	79.97	6.785	100.00
2009-10	45	12,882,499.00	2.11	659	80.79	6.358	94.71
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	980	$172,742,962.02	28.31%	636	84.13%	7.594%	91.09%
1 - 6	1	120,000.00	0.02	517	75.00	8.375	100.00
7 - 12	106	26,995,829.36	4.42	636	80.08	7.028	89.01
13 - 24	1,572	329,727,161.56	54.03	634	81.92	7.032	95.06
25 - 36	563	80,624,771.36	13.21	646	81.86	7.440	94.32
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,527	$351,256,486.62	57.56%	621	81.63%	7.139%	92.18%
2/28 ARM IO	329	100,885,194.92	16.53	677	80.81	6.343	96.56
3/27 ARM	80	17,491,338.19	2.87	612	82.16	7.060	94.81
5/25 ARM	39	9,313,546.15	1.53	626	82.19	6.786	96.29
5/25 ARM IO	25	8,206,550.00	1.34	679	79.23	6.090	95.91
6 Month Libor	5	1,054,875.19	0.17	641	85.79	7.108	44.48
Balloon(30/15)	817	49,805,786.79	8.16	667	99.42	10.317	96.95
Fixed - 15Yr	71	6,812,878.87	1.12	644	80.51	7.872	98.94
Fixed - 20Yr	6	400,033.15	0.07	622	85.88	8.535	100.00
Fixed - 25Yr	2	434,976.02	0.07	701	75.94	7.200	100.00
Fixed - 30Yr	321	64,549,058.40	10.58	634	77.16	7.054	92.99
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	797	$150,072,436.54	24.59%	624	82.58%	7.160%	96.77%
AA	1,513	282,983,165.01	46.37	685	84.00	7.066	91.07
A-	345	61,015,307.59	10.00	597	81.71	7.370	93.38
B	284	55,964,623.56	9.17	538	76.99	7.920	96.93
B+	253	54,070,923.04	8.86	571	81.64	7.476	94.75
C	30	6,104,268.56	1.00	562	72.73	8.181	91.71
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,370	$558,547,868.56	91.53%	633	80.89%	6.959%	93.26%
Second Lien	852	51,662,855.74	8.47	667	99.42	10.337	97.01
Total:	3,222	$610,210,724.30	100.00%	636	82.46%	7.245%	93.57%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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 ABSC SERIES 2004-HE9
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	17	$788,035.00	0.26%	604	79.77%	8.168%	76.81%
50,001 - 75,000	43	2,798,470.00	0.93	612	82.04	7.913	86.00
75,001 - 100,000	110	9,881,609.00	3.28	619	80.08	7.468	92.52
100,001 - 125,000	154	17,541,735.00	5.83	627	80.55	7.243	93.44
125,001 - 150,000	166	23,037,667.00	7.66	621	80.56	7.210	95.12
150,001 - 175,000	166	27,072,628.00	9.00	626	81.08	7.130	89.72
175,001 - 200,000	175	33,003,152.00	10.97	627	79.87	6.904	95.97
200,001 - 250,000	297	66,752,566.00	22.19	632	80.20	6.892	94.08
250,001 - 300,000	253	69,589,174.00	23.13	632	80.32	6.911	95.60
300,001 - 400,000	142	45,304,509.00	15.06	643	82.73	6.810	91.49
400,001 - 500,000	9	3,929,697.00	1.31	669	81.44	6.886	89.01
500,001 - 600,000	2	1,127,200.00	0.37	637	82.41	7.181	100.00
Total:	1,534	$300,826,442.00	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	17	$787,562.95	0.26%	604	79.77%	8.168%	76.81%
50,001 - 75,000	43	2,797,890.36	0.93	612	82.04	7.913	86.00
75,001 - 100,000	110	9,879,563.91	3.28	619	80.08	7.468	92.52
100,001 - 125,000	155	17,663,604.13	5.87	626	80.50	7.245	93.49
125,001 - 150,000	165	22,906,021.06	7.62	622	80.60	7.208	95.09
150,001 - 175,000	166	27,067,293.74	9.00	626	81.08	7.130	89.72
175,001 - 200,000	175	33,000,117.88	10.97	627	79.87	6.904	95.97
200,001 - 250,000	297	66,746,148.36	22.19	632	80.20	6.892	94.08
250,001 - 300,000	253	69,581,894.64	23.13	632	80.32	6.911	95.60
300,001 - 400,000	142	45,297,698.12	15.06	643	82.73	6.810	91.49
400,001 - 500,000	9	3,929,697.00	1.31	669	81.44	6.886	89.01
500,001 - 600,000	2	1,126,786.06	0.37	637	82.41	7.181	100.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	4	$711,100.77	0.24%	500	75.28%	8.327%	100.00%
501 - 525	78	15,008,932.42	4.99	515	75.71	8.213	100.00
526 - 550	81	15,221,995.21	5.06	537	78.53	7.803	100.00
551 - 575	146	27,256,617.77	9.06	563	80.87	7.418	97.99
576 - 600	176	31,612,441.75	10.51	588	80.44	7.174	94.64
601 - 625	237	44,704,107.07	14.86	613	81.25	6.886	94.86
626 - 650	261	50,559,364.88	16.81	638	80.89	6.980	93.14
651 - 675	231	47,259,298.37	15.71	663	81.19	6.726	94.23
676 - 700	126	27,047,262.86	8.99	686	81.54	6.554	87.61
701 - 725	100	22,372,956.98	7.44	711	82.11	6.489	84.35
726 - 750	58	12,331,598.19	4.10	735	82.15	6.448	96.39
751 - 775	27	4,885,581.94	1.62	760	79.48	6.423	90.25
776 - 800	7	1,569,020.00	0.52	784	82.56	6.561	68.83
801 - 825	2	244,000.00	0.08	803	80.00	6.406	100.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%
Weighted Average: 631

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	22	$2,492,810.48	0.83%	620	71.04%	7.076%	100.00%
181 - 240	2	200,800.00	0.07	599	80.00	7.061	100.00
241 - 300	3	553,376.02	0.18	686	76.81	6.970	100.00
301 - 360	1,507	297,537,291.71	98.92	631	80.82	6.983	93.61
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%
Weighted Average: 358

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	22	$2,492,810.48	0.83%	620	71.04%	7.076%	100.00%
181 - 348	5	754,176.02	0.25	663	77.66	6.994	100.00
349 - 360	1,507	297,537,291.71	98.92	631	80.82	6.983	93.61
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%
Weighted Average: 356

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Detached	1,126	$214,891,574.19	71.44%	627	80.60%	7.015%	94.94%
Condominium	155	29,008,765.33	9.64	652	81.26	6.610	90.42
PUD SF Detached	111	21,982,761.77	7.31	621	82.37	6.999	93.51
Duplex	61	16,464,936.95	5.47	641	81.84	7.147	91.20
PUD Project Attached	39	7,682,151.25	2.55	651	78.92	7.019	95.73
Triplex	15	4,459,965.00	1.48	649	75.28	7.137	67.98
Single family 4 unit	11	4,177,073.00	1.39	653	81.94	7.104	82.76
Manufactured Housing	16	2,117,050.72	0.70	653	77.82	6.863	100.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	1,433	$281,783,392.23	93.68%	629	80.65%	6.980%	100.00%
Investment	71	12,690,698.52	4.22	656	81.23	7.170	0.00
Second Home	30	6,310,187.46	2.10	679	83.71	6.794	0.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	696	$136,466,432.38	45.37%	660	81.61%	6.811%	92.57%
Cash Out	602	119,185,530.67	39.62	608	79.98	7.145	93.52
Rate/Term	236	45,132,315.16	15.00	605	80.07	7.084	97.50
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	24	$4,208,950.71	1.40%	607	39.52%	6.768%	89.69%
50.001 - 60.000	38	6,801,581.57	2.26	579	56.50	7.464	85.68
60.001 - 70.000	83	15,757,133.12	5.24	592	67.23	7.084	94.61
70.001 - 80.000	901	177,839,766.82	59.13	646	79.14	6.778	96.12
80.001 - 90.000	343	69,216,725.58	23.01	607	87.02	7.230	88.80
90.001 - 100.000	145	26,960,120.41	8.96	638	95.56	7.570	92.26
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%
Weighted Average by Original Balance: 80.74%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	584	$133,971,928.21	44.54%	642	79.12%	6.685%	93.35%
New York	73	18,301,698.34	6.08	631	78.84	6.976	92.34
New Jersey	74	15,987,261.10	5.32	617	80.68	7.009	89.70
Illinois	91	15,212,251.53	5.06	624	84.91	7.388	97.14
Florida	87	14,638,902.07	4.87	624	81.85	7.176	88.42
Maryland	76	14,167,376.78	4.71	622	81.91	7.154	96.55
Texas	84	11,700,739.82	3.89	622	82.23	7.451	96.56
Virginia	60	11,321,605.22	3.76	635	81.25	7.125	94.64
Nevada	31	6,588,441.87	2.19	647	81.38	7.001	80.61
Other	374	58,894,073.27	19.58	616	82.91	7.345	96.38
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

Number of States Represented: 45

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Documentation	797	$147,375,408.19	49.00%	617	81.71%	6.949%	95.05%
Streamlined-Stated (PITI Verified)	316	66,536,908.64	22.12	673	80.37	6.942	97.81
Stated Documentation	226	48,550,079.43	16.14	623	76.54	7.136	89.58
Limited Documentation	107	20,580,825.64	6.84	625	82.22	7.095	85.22
Lite Documentation	46	9,337,382.05	3.10	627	82.58	6.737	98.29
Full Alternative Documentation	42	8,403,674.26	2.79	625	85.16	7.058	76.42
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	5	$1,117,600.00	0.37%	692	80.00%	4.978%	100.00%
5.001 - 5.500	36	7,261,795.26	2.41	688	78.88	5.437	98.65
5.501 - 6.000	157	34,002,747.19	11.30	663	79.38	5.865	94.98
6.001 - 6.500	275	60,471,376.28	20.10	652	80.20	6.360	93.66
6.501 - 7.000	376	77,002,646.64	25.60	640	79.95	6.837	94.22
7.001 - 7.500	271	50,784,450.59	16.88	624	80.07	7.309	90.90
7.501 - 8.000	212	38,733,940.51	12.88	597	83.42	7.802	92.57
8.001 - 8.500	99	14,864,013.77	4.94	586	83.14	8.297	93.29
8.501 - 9.000	72	11,911,796.03	3.96	573	85.13	8.776	96.48
9.001 - 9.500	22	3,560,792.48	1.18	541	80.90	9.383	100.00
9.501 - 10.000	7	954,172.97	0.32	519	73.78	9.772	100.00
10.001 - 10.500	1	61,146.49	0.02	588	94.90	10.075	100.00
10.501 - 11.000	1	57,800.00	0.02	536	85.00	10.625	100.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

Weighted Average: 6.984%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	244	$43,368,593.95	14.42%	635	77.32%	7.115%	93.28%
11.001 - 11.500	5	1,117,600.00	0.37	692	80.00	4.978	100.00
11.501 - 12.000	36	7,261,795.26	2.41	688	78.88	5.437	98.65
12.001 - 12.500	145	31,916,100.62	10.61	662	79.33	5.863	94.65
12.501 - 13.000	233	51,515,432.04	17.13	652	80.84	6.365	93.15
13.001 - 13.500	306	63,059,611.06	20.97	639	80.78	6.844	95.40
13.501 - 14.000	233	44,037,568.35	14.64	625	81.15	7.321	91.16
14.001 - 14.500	177	33,634,233.45	11.18	592	84.08	7.798	92.02
14.501 - 15.000	77	11,320,651.38	3.76	580	83.23	8.296	92.46
15.001 - 15.500	54	9,473,949.62	3.15	567	84.95	8.795	95.57
15.501 - 16.000	19	3,217,442.48	1.07	540	82.82	9.372	100.00
16.001 - 16.500	5	861,300.00	0.29	519	73.38	9.768	100.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

Weighted Average: 13.459%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	244	$43,368,593.95	14.42%	635	77.32%	7.115%	93.28%
0.501 - 1.000	2	439,200.00	0.15	689	80.00	6.324	100.00
4.001 - 4.500	1	264,000.00	0.09	718	80.00	4.990	100.00
4.501 - 5.000	94	19,730,500.98	6.56	654	79.78	6.292	97.65
5.001 - 5.500	188	38,717,247.44	12.87	639	78.87	6.436	96.47
5.501 - 6.000	320	63,975,449.72	21.27	651	80.69	6.685	96.09
6.001 - 6.500	284	58,301,525.98	19.38	619	80.65	7.040	95.18
6.501 - 7.000	228	43,833,751.97	14.57	618	83.19	7.335	89.11
7.001 - 7.500	113	21,361,134.92	7.10	611	84.59	7.804	87.67
7.501 - 8.000	60	10,792,873.25	3.59	590	86.06	8.193	85.79
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

Weighted Average: 6.139%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	244	$43,368,593.95	14.42%	635	77.32%	7.115%	93.28%
2005-02	2	410,796.73	0.14	587	84.42	7.355	52.66
2005-04	1	176,400.00	0.06	622	80.00	6.625	100.00
2006-05	2	443,024.56	0.15	616	78.50	6.906	100.00
2006-06	1	53,882.00	0.02	734	100.00	7.625	100.00
2006-07	11	2,049,443.49	0.68	639	80.88	6.978	92.48
2006-08	55	12,210,554.50	4.06	606	83.82	7.069	92.61
2006-09	305	59,083,915.37	19.64	622	81.49	7.090	92.75
2006-10	820	163,887,058.00	54.49	635	80.99	6.925	94.23
2006-11	1	320,000.00	0.11	654	80.00	6.500	100.00
2007-06	1	133,714.45	0.04	669	100.00	7.750	100.00
2007-07	1	147,699.75	0.05	610	80.00	7.500	100.00
2007-08	2	424,478.16	0.14	599	91.58	7.790	100.00
2007-09	10	2,145,514.61	0.71	624	81.38	7.120	86.45
2007-10	38	7,388,717.00	2.46	620	81.75	6.848	93.87
2009-07	2	461,913.50	0.15	607	84.29	7.061	100.00
2009-08	1	147,792.51	0.05	600	80.00	7.800	100.00
2009-09	10	2,031,030.63	0.68	613	80.25	7.189	100.00
2009-10	27	5,899,749.00	1.96	669	81.86	6.390	94.14
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	440	$83,050,482.09	27.61%	628	81.98%	7.197%	91.18%
1 - 6	1	120,000.00	0.04	517	75.00	8.375	100.00
7 - 12	51	11,901,735.91	3.96	643	77.76	6.775	92.53
13 - 24	834	167,396,416.26	55.65	630	80.84	6.904	95.05
25 - 36	208	38,315,643.95	12.74	641	78.54	6.936	93.45
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,007	$196,370,789.00	65.29%	620	81.46%	7.116%	93.25%
2/28 ARM IO	188	41,677,088.92	13.86	679	80.28	6.303	96.27
3/27 ARM	52	10,240,123.97	3.40	621	82.29	6.965	92.74
5/25 ARM	28	5,859,235.64	1.95	639	82.71	6.826	94.10
5/25 ARM IO	12	2,681,250.00	0.89	679	79.10	6.235	100.00
6 Month Libor	3	587,196.73	0.20	598	83.09	7.136	66.88
Balloon(30/15)	1	73,150.00	0.02	651	95.00	7.500	100.00
Fixed - 15Yr	21	2,419,660.48	0.80	620	70.32	7.063	100.00
Fixed - 20Yr	2	200,800.00	0.07	599	80.00	7.061	100.00
Fixed - 25Yr	2	434,976.02	0.14	701	75.94	7.200	100.00
Fixed - 30Yr	218	40,240,007.45	13.38	635	77.71	7.116	92.75
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	390	$74,370,824.26	24.73%	625	81.16%	6.899%	94.64%
AA	628	130,189,366.10	43.28	683	81.58	6.639	90.83
A-	160	29,991,453.15	9.97	599	80.09	7.094	94.50
B	177	33,140,682.05	11.02	536	77.50	7.892	99.31
B+	163	30,100,412.84	10.01	570	81.35	7.474	96.01
C	16	2,991,539.81	0.99	554	69.65	8.028	100.00
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%
Total:	1,534	$300,784,278.21	100.00%	631	80.74%	6.984%	93.68%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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ABSC SERIES 2004-HE9
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	86	$1,778,488.00	0.57%	638	99.43%	11.028%	99.04%
25,001 - 50,000	331	12,509,231.00	4.04	648	96.71	10.435	94.80
50,001 - 75,000	305	18,957,725.00	6.13	650	94.88	9.815	96.71
75,001 - 100,000	201	17,576,308.00	5.68	653	93.02	9.286	95.15
100,001 - 125,000	119	13,392,839.00	4.33	642	90.66	8.989	91.58
125,001 - 150,000	63	8,642,110.00	2.79	635	87.36	8.512	96.80
150,001 - 175,000	27	4,337,254.00	1.40	597	83.26	8.474	96.31
175,001 - 200,000	31	5,831,310.00	1.88	623	80.96	7.699	93.34
200,001 - 250,000	30	6,661,320.00	2.15	624	82.11	7.231	96.87
250,001 - 300,000	15	3,961,210.00	1.28	588	82.58	7.963	93.44
300,001 - 400,000	208	75,761,972.00	24.48	644	81.80	6.829	94.72
400,001 - 500,000	165	73,632,922.00	23.79	643	81.57	6.841	93.35
500,001 - 600,000	59	32,200,336.00	10.41	640	81.46	6.665	93.31
600,001 - 700,000	32	20,963,110.00	6.77	634	82.15	6.855	87.12
700,001 or Greater	16	13,252,500.00	4.28	642	74.63	6.523	85.64
Total:	1,688	$309,458,635.00	100.00%	641	84.13%	7.499%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	86	$1,778,470.69	0.57%	638	99.43%	11.028%	99.04%
25,001 - 50,000	331	12,508,099.25	4.04	648	96.71	10.435	94.80
50,001 - 75,000	305	18,955,997.07	6.13	650	94.88	9.815	96.71
75,001 - 100,000	201	17,575,121.41	5.68	653	93.02	9.286	95.15
100,001 - 125,000	119	13,390,931.78	4.33	642	90.66	8.989	91.58
125,001 - 150,000	63	8,640,841.86	2.79	635	87.36	8.512	96.80
150,001 - 175,000	27	4,336,992.14	1.40	597	83.26	8.474	96.31
175,001 - 200,000	31	5,830,111.94	1.88	623	80.96	7.699	93.34
200,001 - 250,000	30	6,660,449.24	2.15	624	82.11	7.231	96.87
250,001 - 300,000	15	3,961,087.84	1.28	588	82.58	7.963	93.44
300,001 - 400,000	208	75,752,468.99	24.48	644	81.80	6.829	94.72
400,001 - 500,000	165	73,625,994.12	23.79	643	81.57	6.841	93.35
500,001 - 600,000	59	32,198,583.85	10.41	640	81.46	6.665	93.31
600,001 - 700,000	32	20,960,934.41	6.77	634	82.15	6.855	87.12
700,001 or Greater	16	13,250,361.50	4.28	642	74.63	6.523	85.64
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	2	$160,000.00	0.05%	500	80.00%	9.060%	100.00%
501 - 525	38	7,315,889.68	2.36	516	77.84	8.337	91.85
526 - 550	60	11,840,400.85	3.83	536	75.63	8.082	88.60
551 - 575	87	22,979,017.30	7.43	565	80.94	7.500	96.35
576 - 600	210	41,366,149.27	13.37	589	82.05	7.490	95.17
601 - 625	234	41,442,593.39	13.39	614	83.32	7.485	98.27
626 - 650	299	50,236,718.31	16.24	639	86.15	7.593	95.97
651 - 675	296	48,739,815.97	15.75	663	86.64	7.564	90.88
676 - 700	182	35,237,188.32	11.39	686	85.50	7.264	94.74
701 - 725	136	24,698,759.14	7.98	712	85.43	7.090	86.49
726 - 750	66	8,967,356.62	2.90	736	87.26	7.550	83.57
751 - 775	59	11,700,977.24	3.78	762	84.85	7.365	87.97
776 - 800	17	4,690,080.00	1.52	785	83.70	7.304	96.20
801 - 825	2	51,500.00	0.02	803	97.23	9.303	100.00
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%
Weighted Average: 641

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	866	$54,125,855.18	17.49%	666	98.34%	10.158%	97.06%
181 - 240	4	199,233.15	0.06	645	91.80	10.020	100.00
301 - 360	818	255,101,357.76	82.44	636	81.11	6.933	92.70
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%
Weighted Average: 328

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	866	$54,125,855.18	17.49%	666	98.34%	10.158%	97.06%
181 - 348	4	199,233.15	0.06	645	91.80	10.020	100.00
349 - 360	818	255,101,357.76	82.44	636	81.11	6.933	92.70
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%
Weighted Average: 326

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Detached	1,235	$224,259,183.89	72.48%	639	83.74%	7.454%	95.17%
PUD SF Detached	187	42,840,370.43	13.85	639	84.20	7.496	89.65
Condominium	159	26,921,281.59	8.70	651	86.91	7.594	88.11
Duplex	45	8,073,966.60	2.61	651	84.03	7.909	93.06
PUD Project Attached	43	5,069,055.12	1.64	655	90.12	8.224	88.87
Manufactured Housing	12	1,135,838.46	0.37	633	76.68	7.328	100.00
Triplex	5	618,250.00	0.20	659	72.86	8.163	81.08
Single family 4 unit	2	508,500.00	0.16	676	74.88	8.088	0.00
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	1,602	$289,208,495.77	93.47%	640	84.14%	7.477%	100.00%
Investment	45	10,349,200.02	3.34	643	82.98	7.924	0.00
Second Home	41	9,868,750.30	3.19	675	85.09	7.696	0.00
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	1,055	$154,053,235.43	49.79%	666	87.03%	7.748%	92.80%
Cash Out	490	121,724,382.53	39.34	617	81.30	7.286	93.26
Rate/Term	143	33,648,828.13	10.87	614	81.07	7.126	97.25
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	17	$2,351,339.64	0.76%	589	42.45%	6.718%	96.09%
50.001 - 60.000	24	5,984,194.18	1.93	610	55.02	6.861	97.33
60.001 - 70.000	59	17,665,846.39	5.71	589	67.11	6.989	93.22
70.001 - 80.000	442	148,607,971.23	48.03	652	79.20	6.676	94.09
80.001 - 90.000	217	56,567,373.96	18.28	615	87.81	7.284	90.56
90.001 - 100.000	929	78,249,720.69	25.29	655	98.15	9.405	94.07
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%
Weighted Average by Original Balance: 84.13%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	813	$193,118,156.58	62.41%	646	83.13%	7.188%	94.99%
New York	66	16,548,470.98	5.35	633	85.73	7.530	96.99
Texas	114	11,563,343.15	3.74	654	85.43	8.213	86.03
Maryland	66	9,387,629.20	3.03	623	87.45	8.133	100.00
Florida	83	9,310,778.40	3.01	651	86.34	8.091	85.17
Virginia	54	7,805,935.54	2.52	618	86.69	8.173	100.00
New Jersey	33	7,016,977.69	2.27	636	82.65	7.201	83.60
Illinois	43	6,951,541.12	2.25	632	87.06	7.914	100.00
Other	416	47,723,613.43	15.42	627	85.59	8.204	87.63
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

Number of States Represented: 45

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Documentation	725	$120,147,061.50	38.83%	627	84.65%	7.353%	94.99%
Streamlined-Stated (PITI Verified)	555	79,817,123.80	25.80	683	87.42	8.150	95.48
Stated Documentation	156	48,033,491.04	15.52	623	77.20	7.063	91.54
Limited Documentation	125	30,720,507.30	9.93	624	84.44	7.299	87.77
Lite Documentation	74	16,219,806.64	5.24	637	83.15	7.380	93.59
Full Alternative Documentation	53	14,488,455.81	4.68	630	85.02	7.120	88.08
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	5	$1,781,132.00	0.58%	715	77.45%	4.990%	100.00%
5.001 - 5.500	29	12,458,920.00	4.03	689	81.92	5.387	100.00
5.501 - 6.000	93	35,294,153.30	11.41	661	79.23	5.882	94.88
6.001 - 6.500	136	52,777,157.65	17.06	646	78.72	6.364	96.98
6.501 - 7.000	186	64,436,574.65	20.82	638	80.67	6.824	95.08
7.001 - 7.500	89	27,530,102.30	8.90	627	80.63	7.298	91.74
7.501 - 8.000	112	29,488,616.93	9.53	621	83.78	7.784	85.13
8.001 - 8.500	118	19,888,812.25	6.43	614	87.04	8.317	89.85
8.501 - 9.000	133	15,234,363.35	4.92	614	90.63	8.836	87.04
9.001 - 9.500	93	7,987,051.87	2.58	637	93.09	9.383	81.93
9.501 - 10.000	198	14,140,132.33	4.57	663	97.17	9.893	98.09
10.001 - 10.500	139	9,012,983.61	2.91	646	98.52	10.429	99.02
10.501 - 11.000	182	11,352,173.92	3.67	651	99.07	10.864	95.22
11.001 - 11.500	32	1,468,700.00	0.47	628	93.80	11.358	82.30
11.501 - 12.000	44	2,148,800.16	0.69	639	98.97	11.930	100.00
12.001 - 12.500	28	1,306,193.43	0.42	634	99.23	12.250	100.00
12.501 - 13.000	70	3,093,016.94	1.00	640	99.75	12.869	87.11
13.001 - 13.500	1	27,561.40	0.01	596	100.00	13.125	100.00
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

Weighted Average: 7.499%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE9

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MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	973	$78,634,139.28	25.41%	655	91.49%	9.167%	95.93%
10.001 - 10.500	1	345,600.00	0.11	635	80.00	7.500	100.00
11.001 - 11.500	5	1,781,132.00	0.58	715	77.45	4.990	100.00
11.501 - 12.000	30	12,523,565.65	4.05	688	81.95	5.395	100.00
12.001 - 12.500	83	32,008,303.39	10.34	661	79.98	5.880	94.36
12.501 - 13.000	118	47,188,446.77	15.25	645	79.14	6.366	96.82
13.001 - 13.500	142	52,982,742.65	17.12	641	81.62	6.818	94.79
13.501 - 14.000	76	24,732,299.62	7.99	627	80.57	7.267	92.83
14.001 - 14.500	99	27,164,328.82	8.78	622	84.39	7.778	85.33
14.501 - 15.000	67	15,916,569.64	5.14	596	84.65	8.310	88.49
15.001 - 15.500	52	10,030,009.05	3.24	584	87.58	8.794	81.65
15.501 - 16.000	20	3,257,505.38	1.05	581	84.59	9.237	62.83
16.001 - 16.500	10	1,551,818.84	0.50	534	83.93	9.814	96.93
16.501 - 17.000	9	902,605.00	0.29	558	89.08	10.323	100.00
17.001 - 17.500	2	147,380.00	0.05	563	79.49	10.665	100.00
17.501 - 18.000	1	260,000.00	0.08	538	65.00	11.375	0.00
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

Weighted Average: 13.427%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	973	$78,634,139.28	25.41%	655	91.49%	9.167%	95.93%
4.001 - 4.500	6	1,978,400.00	0.64	690	77.70	5.676	100.00
4.501 - 5.000	51	19,664,670.87	6.36	663	80.20	6.226	100.00
5.001 - 5.500	103	41,832,545.65	13.52	644	78.74	6.296	96.22
5.501 - 6.000	135	52,942,948.24	17.11	653	79.94	6.589	90.04
6.001 - 6.500	141	48,070,348.94	15.54	634	81.99	6.883	94.24
6.501 - 7.000	99	31,257,425.28	10.10	616	83.75	7.483	93.89
7.001 - 7.500	49	12,514,825.83	4.04	618	84.72	7.752	84.55
7.501 - 8.000	101	19,030,030.32	6.15	601	87.32	8.451	81.82
8.001 - 8.500	12	1,517,308.66	0.49	564	90.71	8.947	96.92
8.501 - 9.000	12	1,444,398.02	0.47	593	78.49	8.500	97.20
9.001 - 9.500	3	302,180.00	0.10	576	87.57	8.898	100.00
9.501 - 10.000	3	237,225.00	0.08	555	90.38	10.334	100.00
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

Weighted Average: 6.166%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	973	$78,634,139.28	25.41%	655	91.49%	9.167%	95.93%
2005-03	2	467,678.46	0.15	695	89.18	7.073	16.36
2006-04	1	139,507.82	0.05	616	100.00	8.750	100.00
2006-05	1	61,962.51	0.02	573	90.00	8.990	100.00
2006-06	1	512,655.08	0.17	589	90.00	7.990	100.00
2006-07	7	3,127,520.41	1.01	629	85.52	6.853	100.00
2006-08	29	8,349,469.39	2.70	615	81.79	7.428	71.13
2006-09	160	46,104,606.41	14.90	626	83.54	7.110	94.89
2006-10	461	155,294,082.00	50.19	641	80.97	6.870	92.69
2006-11	1	504,000.00	0.16	596	80.00	7.125	100.00
2007-06	1	179,598.13	0.06	518	90.00	8.950	100.00
2007-07	3	439,550.02	0.14	633	91.29	7.697	100.00
2007-08	1	192,525.70	0.06	525	79.30	8.125	100.00
2007-09	10	2,588,490.37	0.84	603	84.86	7.240	93.62
2007-10	13	3,851,050.00	1.24	599	78.75	6.976	100.00
2009-08	2	527,935.96	0.17	656	83.77	5.896	100.00
2009-09	4	1,468,924.55	0.47	644	79.59	6.226	100.00
2009-10	18	6,982,750.00	2.26	650	79.88	6.331	95.19
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	540	$89,692,479.93	28.99%	643	86.13%	7.962%	90.99%
7 - 12	55	15,094,093.45	4.88	630	81.91	7.227	86.24
13 - 24	738	162,330,745.30	52.46	638	83.04	7.164	95.08
25 - 36	355	42,309,127.41	13.67	650	84.86	7.897	95.11
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	520	$154,885,697.62	50.06%	622	81.84%	7.169%	90.83%
2/28 ARM IO	141	59,208,106.00	19.13	675	81.18	6.371	96.76
3/27 ARM	28	7,251,214.22	2.34	599	81.98	7.193	97.72
5/25 ARM	11	3,454,310.51	1.12	603	81.31	6.717	100.00
5/25 ARM IO	13	5,525,300.00	1.79	679	79.29	6.020	93.92
6 Month Libor	2	467,678.46	0.15	695	89.18	7.073	16.36
Balloon(30/15)	816	49,732,636.79	16.07	667	99.42	10.321	96.95
Fixed - 15Yr	50	4,393,218.39	1.42	658	86.13	8.318	98.35
Fixed - 20Yr	4	199,233.15	0.06	645	91.80	10.020	100.00
Fixed - 30Yr	103	24,309,050.95	7.86	631	76.23	6.951	93.37
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	407	$75,701,612.28	24.47%	622	83.97%	7.416%	98.87%
AA	885	152,793,798.91	49.38	687	86.06	7.429	91.27
A-	185	31,023,854.44	10.03	595	83.28	7.637	92.30
B	107	22,823,941.51	7.38	542	76.25	7.961	93.47
B+	90	23,970,510.20	7.75	572	82.01	7.478	93.17
C	14	3,112,728.75	1.01	569	75.69	8.328	83.74
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	836	$257,763,590.35	83.30%	636	81.06%	6.930%	92.76%
Second Lien	852	51,662,855.74	16.70	667	99.42	10.337	97.01
Total:	1,688	$309,426,446.09	100.00%	641	84.13%	7.499%	93.47%